UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2007

ABX AIR, INC.

(Exact name of registrant as specified in its charter)

DE	0-50368	91-1091619
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-5591

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 5-7, 2007, ABX Air, Inc. (the “Corporation”) will be holding a series of meetings with investors for the purpose of giving an overview of the Corporation, its results for fiscal year 2006 and the first quarter of 2007, as well as its future growth strategy. The slides shown during the investor presentations are attached as Exhibit 99 and are incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99	Slide presentation materials of the Corporation dated June 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABX AIR, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Vice President General Counsel & Secretary

Date: June 5, 2007